                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                               AMENDMENT NUMBER 1


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 9, 2002


                              PLATO LEARNING, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     0-20842                 36-3660532
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                      55437
-------------------------------------------                   ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


                                  Not Applicable
                        ---------------------------------
                        (Former name or former address if
                           changed since last report)





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 ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS


On May 9, 2002, we completed the acquisition of NetSchools Corporation ("NetSchools"). This amendment to the Current Report on Form 8-K originally filed on May 23, 2002 includes the required historical financial statements of NetSchools and the required pro forma financial information listed below.

(a)       Financial Statements of Business Acquired

Exhibit 99.1 includes the audited financial statements of NetSchools for the years ended December 31, 2001 and 2000, and the unaudited interim financial statements for the six months ended April 30, 2002.

(b)       Pro Forma Financial Information

Exhibit 99.2 includes our unaudited pro forma consolidated financial statements for the year ended October 31, 2001 and for the six months ended April 30, 2002.

(c)       Exhibits

         2 *           Agreement and Plan of Merger, dated May 9, 2002, among PLATO
                       Learning, Inc., PLATO, Inc., NSC Acquisition Corporation and
                       NetSchools Corporation
         23            Consent of Independent Accountants
         99 *          Press Release dated May 9, 2002
         99.1          Financial Statements of Business Acquired
         99.2          Pro Forma Financial Information


         * previously filed



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on July 22, 2002.

                                       PLATO LEARNING, INC.

                                       By /s/ Gregory J. Melsen
                                          --------------------------------------
                                          Gregory J. Melsen
                                          Vice President, Finance and
                                          Chief Financial Officer